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                           JPMORGAN TAX FREE FUNDS

                   JPMORGAN CALIFORNIA TAX FREE BOND FUND
                  JPMORGAN INTERMEDIATE TAX FREE BOND FUND
                   JPMORGAN NEW JERSEY TAX FREE BOND FUND
                    JPMORGAN NEW YORK TAX FREE BOND FUND
                             (ALL SHARE CLASSES)
                    (EACH, A SERIES OF JPMORGAN TRUST I)

                       SUPPLEMENT DATED MAY 17, 2006
               TO THE PROSPECTUSES DATED DECEMBER 31, 2005

The New Jersey Tax Free Bond Fund was liquidated on May 12, 2006. Therefore, all references to the New Jersey Tax Free Bond Fund are hereby deleted from the prospectuses. In addition, the information under the heading "Portfolio Managers--JPMorgan California Tax Free Bond Fund, JPMorgan New Jersey Tax Free Bond Fund and JPMorgan New York Tax Free Bond Fund" and "JPMorgan Intermediate Tax Free Bond Fund" in the Prospectuses is hereby deleted in its entirety and replaced with the following:

JPMORGAN CALIFORNIA TAX FREE BOND FUND AND JPMORGAN NEW YORK TAX FREE
BOND FUND. David Sivinski, CFA, is the lead portfolio manager responsible for the day-to-day management of the JPMorgan California Tax Free Bond Fund and the JPMorgan New York Tax Free Bond Fund since April, 2005 and March, 2005, respectively. In addition to his role at J.P. Morgan Investment Management Inc. (JPMIM), Mr. Sivinski has worked at JPMorgan Investment Advisors Inc. (JPMIA), an affiliate of JPMIM since 1992. Mr. Sivinski coordinates municipal management for a number of high net worth clients that focus principally on single state municipal bonds. Prior to rejoining JPMIA in 1992, Mr. Sivinski worked at First Security National Bank and Trust Company in Lexington, Kentucky where he managed a number of areas including both the bank's investment portfolio and the Trust Department's fixed income portfolios. Michelle G. Valladolid has also participated in the management of the JPMorgan California Tax Free Bond Fund since June, 2004. Ms. Valladolid is a portfolio manager in the Municipal Bond Group within the U.S. Fixed Income Group. An employee of JPMIM since 1999, Ms. Valladolid is responsible for portfolios under the Low Tax Rate Strategy. She began her career as an analyst in the Internal Consulting Services program where she worked on projects in Investment Management and Financial Risk Management. Kevin Ellis has also participated in the management of the JPMorgan New York Tax Free Bond Fund since May, 2005. Mr. Ellis is a portfolio manager in the U.S. Fixed Income Group. An employee of JPMIM since May 2003, he is responsible for managing separate accounts in the Municipal Bond Group. Previously, Mr. Ellis worked at Alliance Capital/Sanford Bernstein from 1995 through 2003 as a municipal bond trader.


                                                                      SUP-TF-506

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JPMORGAN INTERMEDIATE TAX FREE BOND FUND. Richard Taormina is the lead portfolio manager responsible for the day-to-day management of the JPMorgan Intermediate Tax Free Bond Fund since February, 2006. In addition to his role at JPMIA, Mr. Taormina has been an employee of JPMIM since 1997. Mr. Taormina is responsible for managing municipal mutual funds, institutional fixed income accounts and quantitative analysis. Previously, Mr. Taormina was a Certified Financial Planner for the Financial Advisory Group, where he was an investment analyst. Prior to joining JPMIM, Mr. Taormina was the senior trader at The Vanguard Group of Investment Companies. David Sivinski, CFA, has also participated in the management of the JPMorgan Intermediate Tax Free Bond Fund since June, 2005. Biographical information on Mr. Sivinski is described above under the JPMorgan California Tax Free Bond Fund.


                   INVESTORS SHOULD RETAIN THIS SUPPLEMENT
                   WITH THE PROSPECTUS FOR FUTURE REFERENCE